United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21606
(Investment Company Act File Number)

Centaur Mutual Funds Trust
(Exact Name of Registrant as Specified in Charter)

1460 Main Street, Suite 234
Southlake, TX 76092
(Address of Principal Executive Offices)

ALPS Fund Services, Inc. 1290 Broadway, Suite 1100
Denver, CO 80203
(Name and Address of Agent for Service)

(303) 623-2577
(Registrant’s Telephone Number)

Date of Fiscal Year End:  October 31

Date of Reporting Period:  October 31, 2015

Item 1.	Reports to Stockholders.

TABLE OF CONTENTS

Centaur Total Return Fund
Shareholder Letter	1
Performance Update	5
Disclosure of Fund Expenses	6
Schedule of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Additional Information	21

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risk for non-exchange traded options, risk from writing call options, real estate securities risk, MLP risk, Royalty Trust risk, Risks Related to other equity securities, and portfolio turnover risk. More information about these risks and other risks can be found in the Fund’s prospectus and statement of additional information. When the Fund sells covered call options, the Fund gives up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option’s strike price.

The performance information quoted in this Annual Report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.centaurmutualfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.centaurmutualfunds.com or by calling Shareholder Services at (1-888-484-5766). The prospectus should be read carefully before investing.

Centaur Total Return Fund	Shareholder Letter

October 31, 2015 (Unaudited)

Dear Centaur Total Return Fund Investors:

The Fund produced a return of ‐0.87% for the year ending October 31, 2015.   Our primary benchmark, the Dow Jones U.S. Select Dividend Total Return Index, experienced a gain of 2.03% for the same period, while the S&P 500® Total Return Index returned 5.20%.

For  the  trailing  5‐year  period  ending  October  31,  2015,  the  Fund  has  produced  an  annualized  return  of  7.92%  versus  the  primary  benchmark’s return of 14.11% annualized over the same period.  The S&P 500® Total Return Index has returned 14.33% annualized for the five years.

For  the  trailing  10‐year  period  ending  October  31,  2015,  the  Fund  has  produced  an  annualized  return  of  9.00%  versus  the  primary  benchmark’s return of 6.73% annualized over the same period.  The S&P 500® Total Return Index has returned 7.85% annualized for the ten years.

Since  the  Fund’s  inception  on  March  16,  2005,  the  Fund  has  produced  an  annualized  return  of  8.77%  versus  the  primary  benchmark’s  return  of  6.72% annualized over the same period.  The S&P 500® Total Return Index has returned 7.63% annualized for the ten years.

(For the Fund’s most up‐to‐date performance information, please see our web site at www.centaurmutualfunds.com.)

Performance as of October 31, 2015 Average Annual Total Returns	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception*
Centaur Total Return Fund	‐0.87%	7.92%	9.00%	8.77%
S&P 500® Total Return Index	5.20%	14.33%	7.85%	7.63%
Dow Jones U.S. Select Dividend Total Return Index	2.03%	14.11%	6.73%	6.72%

Performance shown is for the period ended October 31, 2015.  The performance data quoted above represents past performance, which is not a  guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when  redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please  visit www.centaurmutualfunds.com. A 2% redemption fee is charged upon redemption of the Fund’s shares occurring within one year of the  issuance of such shares.  The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks a widely recognized index of common stock prices.

The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the S&P 500® Total Return Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

* The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses
			Net Expense Ratio**	Gross Expense Ratio***
Centaur Total Return Fund			2.13%	2.39%

**
The net expense ratio reflects a contractual expense limitation that continues through September 3, 2016. Thereafter, the expense limitation may be changed or terminated at any time. Performance would have been lower without this expense limitation. The Net Expense Ratio above does not correlate to the ratio of total expenses provided in the Financial Highlights table of the Fund’s Annual Report for the year ended October 31, 2015, as the Financial Highlights table does not include Acquired Fund Fees and Expenses.

***	Gross expense ratio is from the Fund’s prospectus dated February 27, 2015.

Annual Report | October 31, 2015	1

Centaur Total Return Fund	Shareholder Letter

October 31, 2015 (Unaudited)

Thoughts on a Difficult Year
The Centaur Total Return Fund’s performance for the fiscal year 2015 was disappointing to us, though we believe that our investing process remains sound and that the decisions we made over the twelve months were on balance both reasonable and consistent with the Fund’s  risk-conscious strategy.  While we would like to have done better, our performance as a concentrated, value-oriented Fund in any given year will be highly dependent upon the performance of a handful of investments.  In addition, while we believe our approach to value investing allows for considerable flexibility in its execution, we are and likely forever will be heavily influenced by the biases we hold as investors. These biases have been shaped by long experience over a wide range of market conditions and represent the sum total of the many lessons we have learned. In addition, our mental filters have been shaped by the study of various other well-known investors of all styles and their experiences over time.  Unfortunately, our value-oriented style tends to be unhelpful in certain market conditions, and we believe that the market conditions since late 2013 have been especially unfriendly to an approach weighted heavily on assessments of company valuation and business risk rather than on factors such as revenue growth, stock price momentum, and the excitement of the narrative or “story” surrounding individual securities.
We have also learned that in the world of investing, experience is not always the advantage it would seem to be.  Knowledge of how things generally turn out in the longer term based a study of history and personal experience can be highly detrimental to keeping up with a crowd in the shorter term that is not encumbered with any bias other than being fully invested and focused on what is working now.

Of course, it is also true that the future does not have to play out as it has in the past.  As Warren Buffett once said, “If past history was all there was to  the  game,  the  richest  people  would  be  librarians.” Formerly  great  businesses  can  decline  suddenly  due  to  new  technology  or  changing  industry  conditions.    New  businesses  or  entirely  new  industries  can  burst  onto  the  scene  with  unpredictable  speed,  disrupting  formerly  entrenched  players.  Every  few  years  it  seems  we  encounter  conditions  that  neither  experience  nor  historical  study  could  fully  prepare  us  for. We  witnessed  the  unprecedented  technology  bubble  of  the  late  1990’s,  the  financial  crisis  of  2008‐2009,  and  more  recently,  zero  and  even  negative  interest  rates  on  government‐issued debt accompanied by a widespread effort on the part of central bankers around the world to influence asset prices.  Finally, it is  simply the nature of the market to occasionally behave in ways that are not entirely rational, and this behavior can often last much longer than one  might think.  Markets are prone to bubbles, busts, fads, trends, and the occasional bout of random weirdness.  One of the key lessons we’ve taken from  our experience as investors is that one can never really know what kind of market you may encounter next.  We accept that our value investing style  isn’t likely to be the best approach for any given scenario, but we believe that a framework that allows for reasonable returns with acceptable risk over  the widest possible variety of scenarios is preferable to an approach that relies on correctly forecasting what is coming around the corner.

So, what exactly do our investing biases look like?  Below is a short sampling of the most important:

●
As value investors, we believe that the price one pays for a security in relation to the underlying asset value, future cash flow profits, or value  to a knowledgeable all‐cash acquirer is critical to future returns.   Consistently paying low prices relative to economic value shifts the odds in one’s favor and reduces risk over time.  Buying securities with no regard for value may work at times, but offers little margin for error.

●	We prefer slow‐growth businesses with a history of consistent profitability to those that are showing rapid recent sales growth without demonstrated profitability.
●
We prefer companies that maintain strong balance sheets, with excess cash and debt levels that can be easily repaid with a few years of cash  flow  to  companies  that  make  aggressive  use  of  debt  in  an  effort  to  grow  profits  rapidly.   It  has  been  our  experience  that  excessive  debt  (almost always taken on during periods of optimism) is the single most common cause of permanent capital loss for investors.

●
We generally prefer conservative, low‐key management teams that have managed well over the long term and communicate candidly with  shareholders to highly promotional management that appears unduly concerned about near term stock prices.

●	We prefer management teams that are owner / operators and who own a considerable amount of stock to hired agents that are largely compensated with stock options.
●
Our valuation methods are heavily focused on free cash flow (which we define as cash that can be returned to investors or reinvested in the  business) to reported accounting earnings or other often‐used proxies for profitability (such as Earnings Before Interest, Taxes, Depreciation and Amortization EBITDA).

●
We  prefer  companies  that  demonstrate  a  consistent  and  rational  approach  to  capital  allocation  (sustainable  dividends,  intelligent  share  repurchases, and prudent acquisitions done with cash) rather than companies that attempt to maintain unsustainably high dividends, buy back stock aggressively at elevated prices, and which utilize debt to fund acquisitions or buybacks in a manner that reduces future flexibility or increases risk to shareholders.

●	We favor a relatively concentrated portfolio of 20‐30 securities, with our top ten ideas routinely comprising 40‐50% of the portfolio’s value.
●	We favor companies that pay meaningful dividends so long as they meet our other criteria.
●	We look to sell covered calls on certain Fund holdings when we believe the prices received offer good value and where our valuation aligns well with the all‐in stock price plus premium we would receive if the stock were called away from us (please see the Fund’s prospectus for a more complete discussion of selling covered call options).
●	We prioritize the avoidance of catastrophic loss first and foremost and focus on potential gains second.

2	www.centaurmutualfunds.com

Centaur Total Return Fund	Shareholder Letter

October 31, 2015 (Unaudited)

The above list of our investment preferences is certainly not complete. Many successful value investors we have studied would likely produce a similar, though not identical, list of investment preferences if asked. Unfortunately, value investing in any form doesn’t work better than other methods all the time. There have been long periods during which value investing falls out of favor and those who practice it are maligned and marginalized as “old‐fashioned” and stodgy. We believe today’s environment is one such period, and we certainly feel old-fashioned and stodgy as we read about the many profitless venture capital “unicorns” with billion-dollar valuations and observe institutional fixed income investors buying European government bonds priced at negative yields. Obviously, in a world as complex as ours, investment results cannot be guaranteed or predicted, but we believe investors have a choice of frameworks. We think our approach makes logical sense, and is likely to help protect us from the temptations that lead to excess risk taking and performance chasing that will inevitably be heavily penalized at some point.

Of course, we still need to execute our strategy well in order to produce acceptable returns. Every year we review our decisions in an effort to learn lessons from our analytical mistakes or errors in judgment in an effort to improve as investors, and we hope as always that this year’s lessons will lead to improved performance in future years. Most of our recent lessons have served to reinforce to us the importance of being able to predict how management teams will react to various conditions (either good or bad) and ensure that we are not overly generous in our assessments of management quality when evaluating potential investments. On the flipside, we continue to gain appreciation that truly outstanding management is actually quite rare and deserves extra consideration when making investment decisions, particularly when it comes to the tough decisions to average down into an investment that is declining in price. As always, we will make every effort to ensure that the lessons learned in the past year will add to our future performance by improving our own judgment and adding to our accumulated knowledge.

Portfolio Update
As of October 31, 2015 the Centaur Total Return Fund was approximately 67.99% invested in equities and warrants spread across 26 holdings, offset by covered call liabilities equal to less than 0.46% of the Fund’s assets. Cash and money market funds represented approximately 29.98% of the Fund’s assets. The top ten investments represented approximately 40.11% of Fund assets.

As of October 31, 2015 our top 10 positions were as follows:

Position	% of Fund Assets
QUALCOMM, Inc.	4.89%
Berkshire Hathaway, Inc., Class B	4.70%
Keysight Technologies, Inc.	4.36%
Wal-Mart Stores, Inc.	4.33%
Kulicke & Soffa Industries, Inc.	4.10%
Apple, Inc.	3.93%
Speedway Motorsports, Inc.	3.62%
Alleghany Corp.	3.43%
International Speedway Corp., Class A	3.43%
Tetra Tech, Inc.	3.32%
TOTAL	40.11%

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

Annual Report | October 31, 2015	3

Centaur Total Return Fund	Shareholder Letter

October 31, 2015 (Unaudited)

Final Thoughts
We continue to find the current environment a challenging one, given that U.S. stocks remain extremely expensive relative to historical norms and to our own internal estimates of underlying business value. At the same time, global economic growth appears challenging and we continue to see heightened risk factors and declining fundamentals across asset classes. The recent performance of market-cap weighted U.S. stock market indices is being driven by a small number of issues that is masking weakness across a large swath of securities with lower index weightings. Many of the companies that we monitor have recently reported disappointing financial results due to a combination of the strong U.S. dollar and declining global demand, and we have found ourselves revising our estimates of investment value down for the stocks on our watch list with far more frequency than we have been revising them upwards. Finally, it is our view that many publicly traded companies have already stretched to take on considerable debt levels at low interest rates in recent years to buy back stock or make acquisitions, which has helped boost stock prices but which may leave many companies vulnerable if credit conditions tighten or business performance declines. In short, we expect that the market may look quite a bit different in 2016 than it has in the last couple of years. We would not be surprised to see higher volatility and, hopefully for us, more opportunities to find great investment ideas.

As always, we would like thank our investors in the Centaur Total Return Fund.

Respectfully submitted,

Zeke Ashton
Portfolio Manager, Centaur Total Return Fund

4	www.centaurmutualfunds.com

Centaur Total Return Fund	Performance Update

October 31, 2015 (Unaudited)

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2015

Performance Returns for the periods ended October 31, 2015

Average Annual Total Returns	One Year	Five Year	Ten Year	Since Inception*	Gross Expense Ratio**
Centaur Total Return Fund	-0.87%	7.92%	9.00%	8.77%	2.39%
S&P 500® Total Return Index	5.20%	14.33%	7.85%	7.63%	–
Dow Jones U.S. Select Dividend Total Return Index	2.03%	14.11%	6.73%	6.72%	–

Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Centaur Total Return Fund	144.33%	$24,433
S&P 500® Total Return Index	118.55%	$21,855
Dow Jones U.S. Select Dividend Total Return Index	99.53%	$19,953

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Centaur Total Return Fund (the “Fund”) charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. This graph depicts the performance of the Fund versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).
**
The gross expense ratio shown is from the Fund’s prospectus dated February 27, 2015. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.centaurmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Annual Report | October 31, 2015	5

Centaur Total Return Fund	Disclosure of Fund Expenses

October 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expense Ratio(a)	Expense Paid During Period May 1, 2015 to October 31, 2015(b)
Actual	$1,000.00	$970.50	1.95%	$9.69
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	1.95%	$9.91

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

6	www.centaurmutualfunds.com

Centaur Total Return Fund	Schedule of Investments

October 31, 2015

	Shares	Value
COMMON STOCKS - 66.27%

Consumer Discretionary - 14.85%
DSW, Inc., Class A	30,000	$748,200
International Speedway Corp., Class A	30,000	1,040,700
Perry Ellis International, Inc.(a)	35,000	751,450
The Priceline Group, Inc.(a)(b)	600	872,544
Speedway Motorsports, Inc.	59,500	1,098,965
		4,511,859
Consumer Staples - 4.33%
Wal-Mart Stores, Inc.	23,000	1,316,520

Financials - 15.45%
Alleghany Corp.(a)	2,100	1,042,167
Berkshire Hathaway, Inc., Class B(a)	10,500	1,428,210
Brookfield Real Estate Services, Inc.	7,000	75,481
Charter Financial Corp.	25,000	327,500
Clifton Bancorp, Inc.	40,000	583,200
Tetragon Financial Group, Ltd.	51,000	493,170
Webster Financial Corp.	20,000	742,000
		4,691,728
Health Care - 1.27%
Medical Facilities Corp.	30,000	387,045

Industrials - 7.45%
CRA International, Inc.(a)	20,000	468,000
Parker-Hannifin Corp.	7,500	785,250
Tetra Tech, Inc.	37,500	1,008,750
		2,262,000
Information Technology - 22.92%
Alphabet, Inc., Class C(a)(b)	500	355,405
Apple, Inc.	10,000	1,195,000
FLIR Systems, Inc.	37,500	1,000,125
Immersion Corp.(a)(b)	27,500	356,950
Keysight Technologies, Inc.(a)	40,000	1,323,200
Kulicke & Soffa Industries, Inc.(a)	117,500	1,245,500
QUALCOMM, Inc.	25,000	1,485,501
		6,961,681

Total Common Stocks (Cost $19,579,804)		20,130,833

	Shares	Value
WARRANTS - 2.49%

Financials - 2.49%
JPMorgan Chase & Co., Strike Price: $42.39, Expires: 10/28/2018	20,000	447,200
The PNC Financial Services Group, Inc., Strike Price: $67.33, Expires: 12/31/2018	12,500	309,000

Total Warrants (Cost $644,063)		756,200

See Notes to Financial Statements.

Annual Report | October 31, 2015	7

Centaur Total Return Fund	Schedule of Investments

October 31, 2015

	Shares	Value
SHORT TERM INVESTMENT - 29.24%

Fidelity Institutional Money Market Fund - Government Portfolio, 0.010%(c)	8,882,207	$8,882,207

Total Short Term Investment (Cost $8,882,207)		8,882,207

Total Value of Investments (Cost $29,106,074) - 98.00%		$29,769,240

Other Assets in Excess of Liabilities - 2.00%(d)		606,059

Net Assets - 100.00%		$30,375,299

(a)	Non-income producing investment.
(b)	All or a portion of security is subject to call options written.
(c)	Represents 7 day effective yield.
(d)	Includes cash which is being held as collateral for written options in the amount of $325,213.

	Number of Contracts	Exercise Price	Maturity Date	Value
WRITTEN CALL OPTIONS - 0.46%
Alphabet, Inc., Class C	5	$650.00	1/15/2016	$(34,500)
Immersion Corp.	275	12.50	2/19/2016	(49,500)
The Priceline Group, Inc.	2	1,450.00	1/15/2016	(15,700)
The Priceline Group, Inc.	4	1,420.00	1/15/2016	(40,280)

Total Written Call Options (Premiums Received $91,625)				$(139,980)

Common Abbreviations:
Ltd. - Limited.

Summary of Investments
	% of Net Assets	Value
Common Stocks
Consumer Discretionary	14.85%	$4,511,859
Consumer Staples	4.33	1,316,520
Financials	15.45	4,691,728
Health Care	1.27	387,045
Industrials	7.45	2,262,000
Information Technology	22.92	6,961,681
Warrants	2.49	756,200
Short Term & Other Assets in Excess of Liabilities	31.24	9,488,266
Total	100.00%	$30,375,299

See Notes to Financial Statements.

8	www.centaurmutualfunds.com

Centaur Total Return Fund	Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at cost	$29,106,074
Investments, at value	$29,769,240
Deposit held by broker for options	325,213
Foreign cash, at value (Cost $1,695)	1,695
Receivables:
Investments sold	604,153
Fund shares sold	569
Dividends and interest	10,732
Other assets	5,020

Total Assets	30,716,622

Liabilities:
Call options written, at value (premiums received $91,625)	139,980
Payables:
Investments purchased	116,460
Fund shares repurchased	14,193
Accrued expenses:
Advisory fees	20,279
Custodian fees	3,373
Legal fees	1,500
Audit and tax preparation fees	14,000
Fund Administration fees	16,539
Transfer Agency Fees	7,956
Printing fees	5,213
Other expenses	1,830

Total Liabilities	341,323

Net Assets	$30,375,299

Net Assets Consist of:
Paid-in Capital	$28,317,827
Accumulated net investment loss	(4,639)
Accumulated net realized gain on investments, written options and foreign currency transactions	1,447,421
Net unrealized appreciation on investments, written options and foreign currency translations	614,690
Net Assets	$30,375,299
Shares Outstanding, no par value (unlimited authorized shares)	2,368,084
Net Asset Value, Offering Price and Redemption Price Per Share*	$12.83

*	Redemption price may differ from NAV if redemption fee is applied.

See Notes to Financial Statements.

Annual Report | October 31, 2015	9

Centaur Total Return Fund	Statement of Operations

For the Year Ended October 31, 2015

Investment Income:
Interest	$35,578
Dividends	367,844
Foreign tax withheld	(10,985)
Total Investment Income	392,437

Expenses:
Advisory fees (note 3)	583,452
Administration fees	175,534
Transfer agent fees	63,185
Registration and filing administration fees	28,102
Custody fees	12,145
Legal fees	26,764
Audit and tax preparation fees	14,000
Printing expenses	12,411
Trustees’ fees and expenses	8,400
Insurance expenses	19,456
Other operating expenses	5,805
Total Expenses	949,254
Expenses waived by Advisor (note 3)	(190,767)
Net Expenses	758,487

Net Investment Loss	(366,050)

Net Realized and Unrealized Gain (Loss) from Investments, Written Options and Foreign Currency:
Net realized gain (loss) from :
Investments	2,013,663
Written options	19,337
Foreign currency transactions	(11,608)
Net realized gain	2,021,392
Change in unrealized appreciation (depreciation) on:
Investments	(1,735,279)
Written options	(47,771)
Foreign currency translations	532
Net unrealized depreciation	(1,782,518)
Net Realized and Unrealized Gain on Investments, Written Options and Foreign Currency	238,874

Net Decrease in Net Assets Resulting From Operations	$(127,176)

See Notes to Financial Statements.

10	www.centaurmutualfunds.com

Centaur Total Return Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Operations:
Net investment loss	$(366,050)	$(340,384)
Net realized gain from investments, written options and foreign currency transactions	2,021,392	3,475,005
Change in unrealized appreciation (depreciation) on investments, written options and foreign currency translations	(1,782,518)	34,193
Net Increase (Decrease) in Net Assets Resulting from Operations	(127,176)	3,168,814

Distributions to Shareholders: (note 5)
Net investment income	–	(93,496)
Net realized gains on investments	(3,261,072)	(11,041,723)
Decrease in Net Assets Resulting from Distributions	(3,261,072)	(11,135,219)

Capital Share Transactions:
Shares sold	1,555,933	5,483,275
Redemption fees	19,578	49,924
Reinvested distributions	2,926,847	10,198,764
Shares redeemed	(15,924,967)	(28,048,567)
Decrease from Capital Share Transactions	(11,422,609)	(12,316,604)
Net Decrease in Net Assets	(14,810,857)	(20,283,009)

Net Assets:
Beginning of year	45,186,156	65,469,165
End of year*	$30,375,299	$45,186,156

*Including Accumulated Net Investment Loss	$(4,639)	$(125,852)

Share Information:
Shares sold	116,998	383,714
Reinvested distributions	224,969	786,335
Shares redeemed	(1,207,508)	(2,036,227)
Net Decrease in Capital Shares	(865,541)	(866,178)
Shares Outstanding, Beginning of Year	3,233,625	4,099,803
Shares Outstanding, End of Year	2,368,084	3,233,625

See Notes to Financial Statements.

Annual Report | October 31, 2015	11

Centaur Total Return Fund	Financial Highlights

For a share outstanding during each of the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Year	$13.97	$15.97	$14.06	$13.13	$12.93
Income from Investment Operations:
Net investment income (loss)	(0.17)	(0.12)	(0.12)	0.01	0.05 (a)
Net realized and unrealized gain on investments	0.05	0.90	3.12	1.20	0.26 (a)
Total from Investment Operations	(0.12)	0.78	3.00	1.21	0.31

Less Distributions:
From net investment income	–	(0.02)	(0.22)	(0.07)	(0.07)
From net realized gains on investments	(1.03)	(2.78)	(0.88)	(0.26)	(0.11)
Total Distributions	(1.03)	(2.80)	(1.10)	(0.33)	(0.18)

Paid in Capital:
Paid in capital (from redemption fees)	0.01	0.02	0.01	0.05	0.07
Total paid in capital	0.01	0.02	0.01	0.05	0.07

Net Asset Value, End of Year	$12.83	$13.97	$15.97	$14.06	$13.13

Total Return(b)	(0.87%)	6.38%	22.74%	9.86%	2.93%

Net Asset Value, End of Year (in thousands)	$30,375	$45,186	$65,469	$62,771	$79,340

Average Net Assets for the Year (in thousands)	$38,897	$53,791	$63,690	$71,761	$72,885

Ratio of Gross Expenses to Average Net Assets(c)	2.44%	2.21%	2.15%	2.12%	2.05%
Ratio of Net Expenses to Average Net Assets(c)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.94%)	(0.63%)	(0.78%)	0.24%	0.13%

Portfolio Turnover Rate	112%	135%	170%	91%	110%

(a)
The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements.

12	www.centaurmutualfunds.com

Centaur Total Return Fund	Notes to Financial Statements

October 31, 2015

1.  ORGANIZATION

The Centaur Total Return Fund (the “Fund”), is an active investment portfolio of The Centaur Mutual Funds Trust, (the “Trust”) which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. The Fund is classified as non-diversified as defined in the 1940 Act.

The Fund commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in companies that Centaur Capital Partners, L.P. (the “Advisor”) believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation
The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4:00 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | October 31, 2015	13

Centaur Total Return Fund	Notes to Financial Statements

October 31, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2015:

Centaur Total Return Fund
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$20,130,833	$–	$–	$20,130,833
Warrants	756,200	–	–	756,200
Short Term Investment	8,882,207	–	–	8,882,207
Total	$29,769,240	$–	$–	$29,769,240
Other Financial Instruments
Liabilities
Written Options	$(105,480)	$(34,500)	$–	$(139,980)
Total	$(105,480)	$(34,500)	$–	$(139,980)

For the year ended October 31, 2015, there have been no significant changes to the Fund’s fair value methodologies. The Fund recognizes transfers between levels as of the end of the annual period in which the transfer occurred. During the year ended October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 for the Fund.

For the year ended October 31, 2015, the Fund did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Underlying Investment In Other Investment Companies
The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Fidelity Institutional Money Market Fund. The Fund may redeem its investment from the Fidelity Institutional Money Market Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Fund. The financial statements of the Fidelity Institutional Money Market Fund, a series of the Fidelity Funds, including the portfolio of investments, are included in the Fidelity Institutional Money Market Fund’s NCSR filing dated May 28, 2015, available at www.sec.gov or can be found at www.fidelity.com and should be read in conjunction with the Fund’s financial statements. As of October 31, 2015, the percentage of net assets invested in the Fidelity Institutional Money Market Fund was 29.24%.

Derivative Financial Instruments
The following discloses the Fund’s use of derivative instruments:

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts such as purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

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Centaur Total Return Fund	Notes to Financial Statements

October 31, 2015

Market Risk Factors: In pursuit of the investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives
The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per the investment objectives, but are the additional risks from investing in derivatives.

One example of these associated risks is liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing
The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. Written option activity for the fiscal year ended October 31, 2015 was as follows:

Centaur Total Return Fund
Option Contracts Written for the year ended October 31, 2015	Contracts	Premiums Received
Options Outstanding, Beginning of Year	100	$8,416
Options written	1,911	262,284
Options closed	(1,625)	(170,659)
Options exercised	(100)	(8,416)
Options Outstanding, End of the Year	286	$91,625

Statement of Assets and Liabilities – Fair Value of Derivative Instruments as of October 31, 2015(a):

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity Contracts (Warrants)	Investments, at Value	$756,200	N/A	N/A
Equity Contracts (Written Options Contracts)	N/A	N/A	Call options written, at value	$139,980
		$756,200		$139,980

(a)	For open derivative instruments as of October 31, 2015, see the Schedule of Investments, which is also indicative of the activity for the year ended October 31, 2015.

Annual Report | October 31, 2015	15

Centaur Total Return Fund	Notes to Financial Statements

October 31, 2015

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Risk Exposure	Statement of Operations Location	Realized Gain on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Contracts (Warrants)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments	$263,911	$(43,074)
Equity Contracts (Purchased Options Contracts)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments	2,170	43,579
Equity Contracts (Written Options Contracts)	Net realized gain (loss) from: Written options/Change in unrealized appreciation (deprecation) on: Written options	19,337	(47,771)
Total		$285,418	$(47,266)

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically for the Fund and general Trust expenses.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Fees on Redemptions
The Fund charges a redemption fee of 2.00% on redemptions of Fund’s shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fees charged for the year ended October 31, 2015 was $19,578.

Warrants
The Fund may invest in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and/or preferred stock. Warrants are derivatives that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

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Centaur Total Return Fund	Notes to Financial Statements

October 31, 2015

This leveraging increases an investor’s risk; however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Federal Income Taxes
As of and during the year ended October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

3. TRANSACTIONS WITH AFFILIATES

Advisor
Centaur Capital Partners, L.P. is the Fund’s investment advisor (the “Advisor”). The Fund pays the Advisor a monthly fee based upon the average daily net assets of the Fund and calculated at an annual rate of 1.50%. For the year ended October 31, 2015, the Advisor earned advisory fees of $583,452.

The Advisor entered into a contractual agreement (“Expense Limit Agreement”) with the Fund through September 3, 2016, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses, dividend expense on securities sold short, “acquired fund fees and expenses” and 12b-1 fees) do not exceed 1.95% of the average daily net assets of the Fund. For the year ended October 31, 2015, the Advisor waived/reimbursed expenses in the amount of $190,767.

Administrator
ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust which became effective as of September 30, 2011. The Administrator is also reimbursed by the Trust for certain out-of-pocket expenses.

Compliance Services
ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Administration Agreement for these services.

Transfer Agent
ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Fund. ALPS is compensated based upon an annual base fee. The Transfer Agent is also reimbursed by the Fund for certain out-of-pocket expenses.

Distributor
ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

Certain officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are $30,863,391 and $42,369,960, respectively, for the year ended October 31, 2015.

5. FEDERAL INCOME TAXES

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Annual Report | October 31, 2015	17

Centaur Total Return Fund	Notes to Financial Statements

October 31, 2015

Management has reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax years of 2012, 2013 and 2014, and as of and during the fiscal year ended October 31, 2015, and has determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Permanent differences in book and tax accounting were reclassified. Those reclassifications relate primarily to differing book/tax treatment of net operating loss, gain on the sale of PFIC securities, foreign currency transactions, and other certain investments. For the fiscal year ended October 31, 2015, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments
Centaur Total Return Fund	$–	$487,263	$(487,263)

Distributions paid during the fiscal years ended October 31, were characterized for tax purposes as follows:

	For the fiscal year ended	Ordinary Income	Long-Term Capital Gain
Centaur Total Return Fund	10/31/2015	$2,532,429	$728,643
Centaur Total Return Fund	10/31/2014	8,833,048	2,302,171

As of October 31, 2015, the aggregate cost of investments, gross unrealized appreciation and net unrealized depreciation for Federal tax purposes was as follows:

	Cost of Investments for Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Depreciation of Derivatives and Foreign Currency	Net Unrealized Appreciation
Centaur Total Return Fund	$29,151,237	1,589,149	$(971,146)	$(48,476)	$569,527

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains	Net Unrealized Appreciation on Investments, Derivatives and Foreign Currency	Total Distributable Earnings
Centaur Total Return Fund	$960,173	527,772	$569,527	$2,057,472

The difference between book basis and tax basis net unrealized appreciation/(depreciation) is attributable to the deferral of losses from wash sales, and the mark to market of passive foreign investment companies.

As of October 31, 2015, the Fund had no accumulated capital loss carryforwards.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

7. TRUSTEE COMPENSATION

As of October 31, 2015 there were two Trustees, both of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each of the Independent Trustees receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

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Centaur Total Return Fund	Notes to Financial Statements

October 31, 2015

8. SUBSEQUENT EVENTS

On December 11, 2015, The Fund declared short-term capital gains and long-term capital gains, which were payable on December 14, 2015. Please see the below table for the distribution amounts:

Fund	Short-Term Capital Gain Total	Long-Term Capital Gain Total
Centaur Total Return Fund	$960,176	$527,789

Annual Report | October 31, 2015	19

Report of Independent
Centaur Total Return Fund	Registered Public Accounting Firm

To the Board of Trustees of Centaur Mutual Funds Trust and the Shareholders of Centaur Total Return Fund

We have audited the accompanying statement of assets and liabilities of the Centaur Total Return Fund, a series of shares of beneficial interest in the Centaur Mutual Funds Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Centaur Total Return Fund as of October 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 December 24, 2015

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Centaur Total Return Fund	Additional Information

October 31, 2015 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling (1-888-484-5766) and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Fund at 1-888-484-5766. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330)

3. TAX INFORMATION:

The Centaur Total Return Fund designates 15.48% of the income dividends distributed between January 1, 2014 and December 31, 2014, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Centaur Total Return Fund designates 7.96% of the ordinary income dividends distributed between January 1, 2014 and December 31, 2014, as qualifying for the corporate dividends received deduction.

In early 2015, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Centaur Total Return Fund designated $728,643 as long-term capital gain dividends.

4. APPROVAL OF ADVISORY AGREEMENT

On August 28, 2015, after considering the presentation by Centaur Capital Partners, L.P. (“Advisor”), the investment advisor  to the Centaur Total Return Fund(the “Fund”) and reviewing other information received by the Board of Trustees, and after consultation by the Independent Trustees with their independent counsel, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the renewal of the Investment Advisory Agreement between the Advisor and the Trust (the “Advisory Agreement”) with respect to the Fund.  In determining whether to renew the Advisory Agreement, the Trustees considered, among other things: (1) the nature, extent and quality of the services to be provided by the Advisor; (2) the investment performance of the Fund and the Advisor, (3) the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; and (6) the Advisor’s practices regarding possible conflicts of interest.

Throughout this process, the Independent Trustees were advised and supported by independent counsel to the Independent Trustees.

(i)	The nature, extent, and quality of the services provided by the Advisor. In this regard, the Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Board also considered that the Trust’s president, principal executive officer, principal financial officer and CCO are either employees or agents of the Advisor, and serve the Trust without additional compensation from the Fund. After reviewing the foregoing information and further information in the memorandum from the Advisor (which included the Advisor’s Form ADV and descriptions of the Advisor’s business and compliance programs), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)	The investment performance of the Fund and the Advisor. In this regard, the Trustees compared the performance of the Fund with the performance of its benchmark indices, comparable funds with similar objectives managed by other investment advisors, and comparable peer group indices. The Trustees also considered the consistency of the Advisor’s management of the Fund with the Fund’s investment objectives and strategies. After reviewing the short and long-term investment performance of the Fund, the Advisor’s experience managing the Fund and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor were satisfactory.

Annual Report | October 31, 2015	21

Centaur Total Return Fund	Additional Information

October 31, 2015 (Unaudited)

(iii)	The costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund. In this regard, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance programs, policies and procedures; the financial condition of the Advisor; the level of commitment to the Fund by the Advisor and its principals; the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm. The Trustees considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from certain of the Fund’s trades that may benefit the Advisor’s other clients as well. The Trustees also reviewed the fees paid to the Advisor under the Investment Advisory Agreement. The Trustees further reviewed the Fund’s expense limitation agreement with the Advisor and considered that the Advisor has represented that it intends to continue the expense limitation agreement for the Fund until at least September 3, 2016.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable to the Fund in terms of the type of fund, the style of management of the fund, the size of the fund, and the nature of the fund’s investment strategy, among other factors.  With respect to the Fund, the Trustees determined that, while the management fee and net expense ratio were higher than the comparable funds and the peer group average, the Advisor had describe its unique investment style for the Fund and the size of the Fund was much smaller than the peer group average.  Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were fair and reasonable in relation to the nature and quality of the services to be provided by the Advisor.

(iv)	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. In this regard, the Trustees considered the appropriateness of the fee arrangement with the Advisor, including both the management fee and the expense limitation agreement. The Trustees indicated that, that while the management fee remained the same at all asset levels, the Fund’s shareholders would experience benefits from the Fund’s expense limitation agreement with the Advisor and would benefit from economies of scale under the Fund’s agreement with other service providers. Following further discussion of the Fund’s asset level, expectations of growth, and the fee levels, the Board determined that the Advisor’s fee arrangement was reasonable.

(v)	The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Trustees reviewed the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for the Fund’s portfolio transactions. The Trustees also considered the current and anticipated portfolio turnover rates for the Fund; the process by which the Advisor evaluates the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Advisor. After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

(vi)	The Advisor’s practices regarding possible conflicts of interest. In this regard, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the Advisor’s process for allocating trades among its various clients; the process and method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics, specifically as it relates to possible conflicts of interest. Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Following its consideration of all of the foregoing, the Board of Trustees unanimously approved the renewal of the Advisory Agreement. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the renewal of the Advisory Agreement.  Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

22	www.centaurmutualfunds.com

Centaur Total Return Fund	Additional Information

October 31, 2015 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address, and Year of Birth*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James H. Speed, Jr., Y.O.B. 1953	Trustee and Chairman	Since 3/2009 (Chairman since 09/2012)	President and CEO of NC Mutual Life Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	1
Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its three series, Starboard Investment Trust for its twenty‐four series, and WST Investment Trust for its two series (all registered investment companies); Member of Board of Directors of NC Mutual Life Insurance Company; Member of Board of Directors of M&F Bancorp; Member of Board of Directors of Investors Title Company; previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2010 (registered investment company).

Thomas G. Douglass, Y.O.B. 1956	Trustee	Since 09/2013	Principal, Douglass and Douglass, Attorneys	1	Independent Trustee of WST Investment Trust for its two series (all registered investment companies)

Annual Report | October 31, 2015	23

Centaur Total Return Fund	Additional Information

October 31, 2015 (Unaudited)

OTHER OFFICERS
Name, Address, and Year of Birth*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Malcolm “Zeke” Ashton, Y.O.B. 1970	President (Principal Executive Officer)	Since 09/2013	Managing Partner, Centaur, since 2002.	n/a	n/a
Gennifer Ashton, Y.O.B. 1970	Treasurer (Principal Financial Officer)	Since 09/2013	Operations Manager, Centaur, since 2006.	n/a	n/a
Rick Schumacher, Y.O.B. 1963	Chief Compliance Officer	Since 09/2013	Consultant, Centaur, since September 2013; Consultant, T2 Partners Management LP, November 2011 to September 2013; Global Head of Product Management, Wall Street Systems, July 1991 to March 2012	n/a	n/a
Vilma Valdez DeVooght, Y.O.B. 1977	Secretary	Since 09/2014	Associate Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011	n/a	n/a
Alan Gattis, Y.O.B. 1980	Assistant Treasurer	Since 09/2013	Fund Controller, ALPS, since 2011; Audit Manager, Spicer Jeffries LLP, 2009 to 2011; Auditor, PricewaterhouseCoopers LLP, 2004 to 2009.	n/a	n/a

*	The address of each Trustee and officer, unless otherwise indicated above, is c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.

Jack E. Brinson resigned from the Trust’s Board of Trustees effective December 31, 2014. Mr. Brinson’s resignation was not due to any disagreement with the Trust on any matter relating to the Trust’s operations, policies, or procedures.

Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-484-5766.

24	www.centaurmutualfunds.com

Item 2.	Code of Ethics.

(a)	As of the end of the period covered by this report, Centaur Mutual Funds Trust (the “registrant”) has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)	Not applicable.

(c)	Not applicable to registrant.

(d)	Not applicable to registrant.

(e)	Not applicable to registrant.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item:  James H. Speed, Jr.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees – Audit fees billed for the registrant for the fiscal years ended October 31, 2015 and October 31, 2014 were $12,000 and $12,000, respectively. These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

(b)	Audit-Related Fees – There were no additional fees billed in the fiscal years ended October 31, 2015 and October 31, 2014 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees – The tax fees billed for the fiscal years ended October 31, 2015 and October 31, 2014 were $2,000 and $2,000, respectively, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)	The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees – Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2015 and October 31, 2014 were $2,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit EX-99.CODE ETH — Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as exhibit EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Centaur Mutual Funds Trust

By:	(Signature and Title)	/s/ M. Ezekial Ashton
M. Ezekial Ashton
Date:	January 8, 2016	President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ M. Ezekial Ashton
M. Ezekial Ashton
Date:	January 8, 2016	President and Principal Executive Officer
Centaur Mutual Funds Trust

By:	(Signature and Title)	/s/ Gennifer Ashton
Gennifer Ashton
Date:	January 8, 2016	Treasurer and Principal Financial Officer
Centaur Mutual Funds Trust